PIMCO Funds

Supplement Dated May 25, 2011 to the Prospectuses (the “Prospectuses”)

and Statement of Additional Information (the “SAI”) for:

PIMCO Senior Floating Rate Fund - Class A, Class C and Class R (dated April 19, 2011) and

PIMCO Senior Floating Rate Fund - Institutional Class, Class P, Administrative Class and Class D

(dated April 19, 2011), each as supplemented and revised from time to time

Disclosure Related to Change in Redemption Fee Policy for the

PIMCO Senior Floating Rate Fund (the “Fund”)

Effective immediately, shares of the Fund that are held 30 or fewer calendar days are subject to a redemption fee. Therefore, effective immediately, all references to the previous holding period for the imposition of a redemption fee are deleted and all statements in the Prospectuses referencing the holding period for the imposition of a redemption fee shall refer to 30 or fewer calendar days.

Statement of Additional Information

Corresponding changes are hereby made to the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_052511

PIMCO Funds

Supplement Dated May 25, 2011 to the PIMCO Convertible Fund – Class A and Class C

Prospectus (dated April 27, 2011) (the “Prospectus”) and Statement of Additional Information

(the “SAI”), each as supplemented and revised from time to time

Disclosure Related to Change in Maximum Sales Charge for Class A Shares of the

PIMCO Convertible Fund (the “Fund”)

Effective immediately, Class A shares of the Fund are subject to a maximum sales charge of 5.50%. Therefore, effective immediately, all references to the previous maximum sales charge for Class A shares of the Fund are deleted and all statements in the Prospectus referencing the maximum sales charge for Class A shares shall refer to 5.50%.

In addition, effective immediately, the information for Class A shares in the tables in the “Fees and Expenses of the Fund – Example” section on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$651	$866	$1,098	$1,762

Additionally, effective immediately, the table in the “Classes of Shares – Class A and C Shares – Initial Sales Charges – Class A Shares” section on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0 - $49,999	5.82%	5.50%
$50,000 - $99,999	4.71%	4.50%
$100,000 - $249,999	3.63%	3.50%
$250,000 - $499,999	2.56%	2.50%
$500,000 - $999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Statement of Additional Information

Corresponding changes are hereby made to the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_052511